CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Intergraph Corporation (the "Company") on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Larry J. Laster, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

           (1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:         /s/ Larry J. Laster
Name:    Larry J. Laster
                                                   Title:       Executive Vice President and Chief Financial Officer
Date:      March 10, 2004

[A signed original of this written statement required by Section 906 has been provided to Intergraph Corporation and will be retained by Intergraph Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]